Sun Capital Advisers Trust

Supplement dated February 10, 2003 to the Prospectus dated May 1, 2002

In "The Funds' Goals and Strategies, Real Estate Fund" on page 06, the list of portfolio managers in the shaded box is replaced in its entirety with the following:

Thomas V. Pedulla

Leo D. Saraceno, CFA

Richard R. Gable, CFA

In the "About the Portfolio Managers" table on page 47-48, the section describing the portfolio managers for the Real Estate Fund is replaced in its entirety with the following:
Fund	Fund Manager(s)	Manager since	Positions during past five years
Real Estate Fund	Thomas V. Pedulla	1998	Senior Vice President, Sun Capital Advisers, Inc., since 2000, and previously vice president (1998-2000). Assistant vice president at Sun Life Financial since 2000. Joined Sun Life Financial in 1995.
	Leo D. Saraceno, CFA	2003	Senior vice president, Sun Capital Advisers, Inc., since 2001 and previously vice president (1998-2001). Assistant vice president at Sun Life Financial since 2001. Joined Sun Life Financial in 1986.
	Richard R. Gable, CFA	2001	Vice President, Sun Capital Advisers, Inc., since 2001. Investment officer at Sun Life Financial since 2001. Joined Sun Life Financial in 1998.